Annuity Investors Life Insurance Company®

Annuity Investors® Variable Account C

Transition20®

Individual Flexible Premium Deferred Variable Annuities

Supplement Dated October 13, 2020

to Prospectus and Statement of Additional Information Dated May 1, 2019

This supplement is intended to update certain information in the prospectus for the variable annuity you own. All other provisions outlined in your prospectus, as supplemented, remain unchanged. Unless otherwise indicated, terms used in this supplement have the same meaning as in your contract prospectus.

NOTICE: Effective October 31, 2020, you will not be able to make subaccount transfers or view subaccount performance data or daily unit values through the Company’s website. You will continue to have access to account documents, such as statements, prospectuses, and forms through the Company’s website.

As a result, effective October 31, 2020, the text below will replace in its entirety the subsection entitled “How to Request a Transfer” of the TRANSFERS section of the 2019 Transition20 Prospectus.

How to Request a Transfer. Currently, instead of placing a request in writing, an Owner may place a request to transfer all or part of the Account Value by telephone or facsimile. All transfers must be in accordance with the terms of the Contract. Transfer instructions are currently accepted once each Valuation Period. Transfer instructions currently may be placed by telephone at 1-800-789-6771 or via facsimile at 513-768-5115, between 9:30 a.m. and 4:00 p.m. Once instructions have been accepted, they may not be rescinded; however, new instructions may be given the following Valuation Period. Access to these alternate methods of placing transfer requests may be limited or unavailable during periods of peak demand, system upgrading and maintenance, or for other reasons. The Company may withdraw the right to make transfers by telephone or facsimile upon 10 days’ written notice to affected Contract Owners.

The Company will not be liable for complying with transfer instructions that the Company reasonably believes to be genuine, or for any loss, damage, cost or expense in acting on such instructions. In addition, the Company will not be liable for refusing to comply with transfer instructions that are not in Good Order or that the Company reasonably believes are not genuine, or for any loss, damage, cost or expense for failing to act on such instructions. The Owner or person with the right to control payments will bear the risk of such loss. The Company will employ reasonable procedures to determine that telephone or facsimile instructions are genuine. If the Company does not employ such procedures, the Company may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, tape recording telephone instructions or requiring use of a unique password or other identifying information.

Also effective October 31, 2020, the subsection entitled “Telephone, Facsimile and Internet Instructions for Transfer Requests” of the SERVICES section of the 2019 Statement of Additional Information is deleted in its entirety.

Please retain this supplement for future reference.